Winthrop Realty Trust
Supplemental Operating and Financial Data
for the Year Ended December 31, 2009

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2-3
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5-6
Selected Balance Sheet Account Detail	7
Schedule of Capitalization, Dividends and Liquidity	8
Net Operating Income from Consolidated Properties	9
Consolidated Properties – Selected Property Data	10-12
Equity Investments – Selected Property Data	13-14
Consolidated Properties – Operating Summary	15
Equity Investments – Operating Summary	16
Reconciliation of Non-GAAP financial measures of income to net loss attributable to Common Shares	17
Definitions	18
Investor Information	19

Forward-Looking Statements - This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	December 31,
	2009	2008
ASSETS
Investments in real estate, at cost
Land	$20,659	$21,344
Buildings and improvements	228,419	246,362
	249,078	267,706
Less: accumulated depreciation	(31,269)	(25,901)
Investments in real estate, net	217,809	241,805

Cash and cash equivalents	66,493	59,238
Restricted cash held in escrows	9,505	14,353
Loans receivable, net of allowances of $0 and $2,445, respectively	26,101	22,876
Accounts receivable, net of allowances of $565 and $225, respectively	14,559	14,028
Securities carried at fair value	52,394	36,516
Loan securities carried at fair value	1,661	-
Available for sale securities, net	203	184
Preferred equity investment	4,012	50,624
Equity investments	73,207	92,202
Lease intangibles, net	22,666	25,929
Deferred financing costs, net	1,495	3,218
Assets of discontinued operations	3,087	-
Deposit	-	17,081
Other assets	-	40
TOTAL ASSETS	$493,192	$578,094

LIABILITIES
Mortgage loans payable	$216,767	$229,737
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 and 2,413,105 shares authorized and outstanding at December 31, 2009 and 2008, respectively	21,300	60,328
Note payable	-	9,800
Accounts payable and accrued liabilities	7,401	8,596
Dividends payable	3,458	5,934
Deferred income	48	795
Below market lease intangibles, net	2,849	3,696
TOTAL LIABILITIES	251,823	318,886

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 544,000 shares authorized and outstanding at December 31, 2009	12,169	-
Total non-controlling redeemable preferred interest	12,169	-

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 20,375,483 and 15,754,495 issued and outstanding in 2009 and 2008, respectively	20,375	15,754
Additional paid-in capital	498,118	460,956
Accumulated distributions in excess of net income	(301,317)	(213,284)
Accumulated other comprehensive loss	(87)	(15,176)
Total Winthrop Realty Trust Shareholders’ Equity	217,089	248,250
Non-controlling interests	12,111	10,958
Total Equity	229,200	259,208
TOTAL LIABILITIES AND EQUITY	$493,192	$578,094

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Revenue
Rents and reimbursements	$9,558	$10,476	$40,605	$42,088
Interest and dividends	874	1,186	7,336	2,448
	10,432	11,662	47,941	44,536
Expenses
Property operating	1,550	1,716	7,043	6,768
Real estate taxes	573	315	2,542	2,428
Depreciation and amortization	2,647	2,942	10,779	11,766
Interest	3,919	5,083	16,664	21,963
Impairment loss on investments in real estate	10,000	2,100	10,000	2,100
Impairment loss on available for sale securities	-	-	-	207
Provision for loss on loans receivable	-	1,179	2,152	1,179
General and administrative	2,166	1,768	7,303	6,887
State and local taxes	(54)	95	157	330
	20,801	15,198	56,640	53,628
Other income (loss)
Loss from preferred equity investments	-	(4,163)	(2,108)	(1,645)
Equity in loss of equity investments	(2,891)	(53,112)	(103,092)	(69,310)
Gain (loss) on sale of available for sale securities	-	(449)	-	1,580
Gain on sale of mortgage-backed securities	-	-	-	454
Gain on sale of securities carried at fair value	2,142	-	5,416	-
Gain on sale of other assets	-	-	-	24
Gain on extinguishment of debt	1,164	6,284	6,846	6,284
Unrealized gain on securities carried at fair value	3,852	24	17,862	24
Impairment loss on real estate loan available for sale	-	-	(203)	-
Interest income	27	245	172	1,670
Other income	-	499	-	499
	4,294	(50,672)	(75,107)	(60,420)

Loss from continuing operations	(6,075)	(54,208)	(83,806)	(69,512)

Discontinued operations
Income (loss) from discontinued operations	274	(40)	184	12
Gain on early extinguishment of debt	292	-	292	-
Gain on sale of real estate	-	1,807	-	1,807
Income from discontinued operations	566	1,767	476	1,819

Consolidated net loss	(5,509)	(52,441)	(83,330)	(67,693)
Income attributable to non-controlling interest	(366)	(219)	(1,017)	(483)
Net loss attributable to Winthrop Realty Trust	(5,875)	(52,660)	(84,347)	(68,176)
Income attributable to non-controlling redeemable
Series C preferred interest	(147)	-	(147)	-
Net loss attributable to Common Shares	$(6,022)	$(52,660)	$(84,494)	$(68,176)

Comprehensive loss
Consolidated net loss	$(5,509)	$(52,441)	$(83,330)	$(67,693)
Change in unrealized gain (loss) on available for sale securities	(2)	(466)	19	1,662
Change in unrealized gain on mortgage-backed securities	-	-	-	190
Change in unrealized gain (loss) on interest rate derivative	137	(534)	543	(743)
Change in unrealized gain (loss) from equity investments	-	(9,602)	26,174	(6,137)
Less reclassification adjustment included in net income	-	425	-	(2,058)
Comprehensive loss	$(5,374)	$(62,618)	$(56,594)	$(74,779)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data, continued)
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Per Common Share Data – Basic:
Income (loss) from continuing operations	(0.37)	(3.46)	(5.22)	(4.71)
Income from discontinued operations	0.03	0.12	0.03	0.12
Net income (loss) attributable to Winthrop Realty Trust	(0.34)	(3.34)	(5.19)	(4.59)

Per Common Share Data – Diluted:
Income (loss) from continuing operations	(0.37)	(3.46)	(5.22)	(4.71)
Income from discontinued operations	0.03	0.12	0.03	0.12
Net income (loss) attributable to Winthrop Realty Trust	(0.34)	(3.34)	(5.19)	(4.59)

Basic Weighted-Average Common Shares	17,608	15,747	16,277	14,866

Diluted Weighted-Average Common Shares	17,608	15,747	16,277	14,866

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Reconciliation of Net Loss to Funds from Operations (FFO):

Loss attributable to Winthrop Realty Trust	$(5,875)	$(52,660)	$(84,347)	$(68,176)
Real estate depreciation	1,704	1,709	6,688	6,715
Amortization of capitalized leasing costs	959	1,262	4,226	5,160
Real estate depreciation and amortization
of unconsolidated interests	2,169	1,109	6,379	3,699
Less:
Non-controlling interest share of
depreciation and amortization	(809)	(822)	(3,191)	(3,258)
Gain on sale of real estate	-	(1,807)	-	(1,807)
Funds From Operations	(1,852)	(51,209)	(70,245)	(57,667)
Series C preferred dividends	(147)	-	(147)	-
FFO applicable to Common Shares	$(1,999)	$(51,209)	$(70,392)	$(57,667)

Weighted-average Common Shares	17,608	15,747	16,277	14,866
Diluted weighted-average Common Shares	17,608	15,747	16,277	14,866
Per Common Share	$(0.11)	$(3.25)	$(4.32)	$(3.88)

FFO applicable to common shares (per above)	$(1,999)	$(51,209)	$(70,392)	$(57,667)

Items that affect comparability (income) expense:
Non-cash asset write-downs:
Impairment loss on investments in real estate	10,000	2,100	10,000	2,100
Provision for loss on loans receivable	-	1,179	2,152	1,179
Impairment loss on real estate loan available for sale	-	-	203	-
Available for sale securities impairment	-	-	-	207
Impairment on preferred equity investment	-	5,512	4,850	7,512
Impairment of equity investment in Concord	-	36,543	31,670	36,543
Impairment of equity investment in Marc Realty	2,500	-	2,500	-
Loan loss and impairments from partially
owned entity – Lex-Win Concord	-	19,832	71,390	52,443
Net (gain) loss on sale of preferred equity	84	(245)	(650)	(1,160)
Net gain on extinguishment of debt	(1,456)	(6,284)	(7,138)	(6,284)
Net gain on extinguishment of debt from partially
owned entity - Lex-Win Concord	-	(1,453)	-	(7,802)
Total items that affect comparability	11,128	57,184	114,977	84,738

Series C preferred dividend	147	-	147	-
Series B-1 preferred interest	474	1,000	2,460	5,931
FFO as adjusted for comparability	$9,750	$6,975	$47,192	$33,002

Basic weighted average Common Shares	17,608	15,747	16,277	14,866
Series B-1 Preferred Shares	1,150	3,026	1,563	3,768
Series C Preferred Shares	644	-	162	-
Stock Options	-	1	-	9
Diluted weighted average Common Shares	19,402	18,774	18,002	18,643
Per Common Share	$0.50	$0.37	$2.62	$1.77

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Cash flows from operating activities
Net loss	$(5,509)	$(52,411)	$(83,330)	$(67,693)
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization (including amortization
of deferred financing costs)	1,942	1,955	7,504	8,072
Amortization of lease intangibles	1,124	1,335	4,771	5,507
Straight-lining of rental income	(766)	(1,077)	(1,280)	(1,701)
Losses (earnings) of preferred equity investments	(85)	4,407	2,758	2,805
Distributions from preferred equity investments	82	1,102	2,373	4,804
Losses of equity investments	2,891	53,112	103,092	69,310
Distributions from equity investments	1,188	290	2,784	6,878
Restricted cash held in escrows	(815)	(867)	(1,824)	(318)
Gain on sale of securities carried at fair value	(2,142)	-	(5,416)	-
(Gain ) loss on sale of available for sale securities	-	449	-	(1,580)
Gain on sale of mortgage-backed securities available
for sale	-	-	-	(454)
Gain on sale of investments in real estate	-	(1,807)	-	(1,807)
Unrealized gain on securities carried at fair value	(3,852)	-	(17,862)	-
Unrealized gain on available for sale securities	-	(24)	-	(24)
Gain on extinguishment of debt	(1,457)	(6,284)	(7,138)	(6,284)
Impairment loss on real estate loan available for sale	-	-	203	-
Impairment loss	10,000	2,100	10,000	2,307
Provision for loss on loan receivable	-	1,179	2,152	1,179
Tenant leasing costs	(110)	795	(2,191)	795
Bad debt expense	413	117	340	62
Net change in interest receivable	97	(20)	(74)	(70)
Net change in loan discount accretion	(615)	-	(1,021)	-
Net change in other operating assets and liabilities	(1,329)	-	(873)	4,084
Net cash provided by operating activities	1,057	4,351	14,968	25,872

Cash flows from investing activities
Investments in real estate	(1,221)	(1,117)	(2,522)	(3,901)
Proceeds from repayments of mortgage-backed
securities available for sale	-	-	-	78,318
Investment in equity investments	(1,351)	-	(3,358)	(14,093)
Investment in preferred equity investments	(487)	-	(487)	(4,973)
Return of equity on equity investments	118	-	118	19,041
Return of capital distribution from available for sale
securities	-	-	-	-
Proceeds from preferred equity investments	85	-	145	21,273
Purchase of available for sale securities	-	-	-	(5,055)
Purchase of securities carried at fair value	(2,563)	(36,896)	(33,115)	(36,896)
Proceeds from sale of available for sale securities	-	389	-	58,088
Proceeds from sale of securities carried at fair value	16,149	422	39,015	422
Investment in loan receivable available for sale	-	-	(35,000)	-
Proceeds from sale of loan receivable available for sale	-	-	34,797	-
Decrease (increase) in restricted cash held in escrows	21	367	2,668	(252)
Issuance and acquisition of loans receivable	(16,013)	(17,196)	(31,514)	(24,124)
Collection of loans receivable	487	10,000	11,467	12,635
Cash proceeds from foreclosure on property	-	-	-	-
Net cash provided by (used in) investing activities	(4,775)	(44,031)	(17,786)	100,483

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(in thousands, continued)
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Cash flows from financing activities
Repayment of borrowings under repurchase agreements	-	-	-	(75,175)
Proceeds from mortgage loans payable	-	133	49	875
Principal payments of mortgage loans payable	(1,897)	(4,104)	(6,229)	(8,063)
Deposit on Series B-1 Preferred Shares	-	(17,081)	-	(17,081)
Redemption of Series B-1 Preferred Shares	-	(18,583)	(2,000)	(18,583)
Restricted cash held in escrows	34	27,869	4,004	(5,127)
Proceeds from loan payable	-	9,800	19,818	-
Payment of loan payable	-	-	(19,818)	-
Proceeds from note payable	-	-	-	9,800
Payments of note payable	-	-	(9,800)	-
Proceeds from revolving line of credit	-	-	35,000	70,000
Payment of revolving line of credit	-	(70,000)	(35,000)	(70,000)
Deferred financing costs	-	(368)	(61)	(392)
Contribution from non-controlling interest	256	-	979	600
Distribution to non-controlling interest	(100)	(94)	(843)	(103)
Issuance of Common Shares through rights offering	40,168	(27)	40,168	36,874
Issuance of Common Shares under Dividend Reinvestment Plan	568	989	1,615	4,407
Purchase of retirement of Common Shares	-	(930)	-	(930)
Redemption of Common Shares through Reverse Split	-	(10)	-	(10)
Dividend paid on Common Shares	(3,965)	(5,113)	(17,809)	(30,863)
Net change provided by (used in) financing activities	35,064	(77,519)	10,073	(103,771)

Net increase (decrease) in cash and cash equivalents	31,346	(120,536)	7,255	22,584
Cash and cash equivalents at beginning of year	35,147	179,774	59,238	36,654
Cash and cash equivalents at end of year	$66,493	$59,238	$66,493	$59,238

Supplemental Disclosure of Cash Flow Information
Interest paid	$3,700	$5,127	$16,324	$25,167
Taxes paid	$96	$74	$220	$189
Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares	$3,311	$5,934	$3,311	$5,934
Dividends accrued on Series C Preferred Shares	$147	$-	$147	$-
Capital expenditures accrued	$201	$358	$201	$358
Distribution from equity investment	$161	$-	$161	$-
Conversion of Series B-1 Preferred Shares into Common
Shares	$-	$570	$-	$12,339
Redemption of Series B-1 Preferred Shares	$-		$(17,081)	$-
Deposit on redemption of Series B-1 Preferred Shares	$-		$17,081	$-
Transfer of preferred equity investments to equity method
investments	$-	$-	$(41,823)	$-
Transfer of loans to equity method investments	$-	$-	$(15,805)	$-
Transfer to equity method investments from loans and
preferred equity investments	$-	$-	$57,628	$-

WINTHROP REALTY TRUST
SEELCTED BALANCE SHEET ACCOUNT DETAIL
(in thousands)

	December 31, 2009	December 31, 2008
Operating Real Estate
Land	$20,659	$21,344
Buildings and improvements
Buildings	217,793	236,721
Building improvements	6,819	6,496
Tenant improvements	3,807	3,145
	249,078	267,706
Accumulated depreciation and amortization	(31,269)	(25,901)
Total Operating Real Estate	$217,809	$241,805

Accounts Receivable
Straight-line rent receivable	$8,941	$7,661
Other	5,618	6,367
Total Accounts Receivable	$14,559	$14,028

Securities Held at Fair Value
Senior debentures	$18,794	$8,631
Preferred Shares	23,950	8,352
Common Shares	9,650	19,533
Total Securities Held at Fair Value	$52,394	$36,516

Equity Investments
Marc Realty Portfolio	$57,560	$-
Sealy Ventures Properties	15,647	19,046
Lex-Win Concord	-	73,061
Lex-Win Acquisition	-	95
Total Equity Investments	$73,207	$92,202

Non-Controlling Interests
Westheimer (Houston, TX)	$8,840	$8,132
River City / Marc Realty (Chicago, IL)	2,084	899
Ontario / Marc Realty (Chicago, IL)	801	900
1050 Corporetum / Marc Realty ( Lisle, IL)	386	423
Other	-	604
Total Non-Controlling Interests	$12,111	$10,958

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for the years ended December 31, 2009 and 2008 (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
December 31, 2009
(in thousands, except per share data)

Carrying Value
Debt:
Mortgage loans payable	$216,767
Series B-1 Preferred Shares	21,300
Total Debt	238,067

Non-Controlling Redeemable Preferred Interest:
Series C Preferred Shares	12,169

Equity:
Common Shares (20,375,483 shares outstanding)	217,089
Non-controlling ownership interests	12,111
Total Equity	229,200

Total Capitalization	$479,436

Common Dividend Per Share

December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

$0.1625	$0.25	$0.25	$0.25

Liquidity and Credit Facility
Cash and cash equivalents	$66,493
Securities carried at fair value	52,394
Available for sale securities, net	203
Available under line of credit	35,000
Total Liquidity and Credit Facility	$154,090

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
December 31, 2009
(in thousands, except per share data)

	Three Months Ended		Years Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Rents and reimbursements
Minimum rent	$8,659	$8,635	$37,028	$37,050
Deferred rents (straight-line)	767	1,076	1,280	1,701
Recovery income	472	939	3,461	4,159
Less:
Above and below market rates	(143)	(85)	(569)	(392)
Lease concessions and abatements	(197)	(89)	(595)	(430)
Total rents and reimbursements	9,558	10,476	40,605	42,088

Rental property expenses
Operating expenses	1,550	1,716	7,043	6,768
Real estate taxes	573	315	2,542	2,428
Total rental property expenses	2,123	2,031	9,585	9,196

Net operating income (1)
from consolidated properties	$7,435	$8,445	$31,020	$32,892

(1) See definition of non-GAAP measure of Net Operating Income on page 18 of the supplemental package.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
December 31, 2009

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	% Leased	2009 Average Occupancy	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Retail

Atlanta, GA	2004	100%	61,000	100%	100%	The Kroger Co. (2016/2040)	61,000	$4,044	Ground Lease	(1)	(1)

Denton, TX (3)	2004	100%	48,000	100%	100%	The Kroger Co. (2010)	48,000	1,375	Land Estate	(1)	(1)

Greensboro, NC	2004	100%	47,000	100%	100%	The Kroger Co. (2017/2040)	47,000	3,314	Ground Lease	(1)	(1)

Knoxville, TN (3)	2004	100%	43,000	100%	100%	The Kroger Co. (2010)	43,000	1,852	Land Estate	(1)	(1)

Lafayette, LA (3)	2004	100%	46,000	100%	100%	The Kroger Co. (2010)	46,000	1	Ground Lease	(1)	(1)

Louisville, KY	2004	100%	47,000	100%	100%	The Kroger Co. (2015/2040)	47,000	2,377	Land Estate	(1)	(1)

Memphis, TN	2004	100%	47,000	100%	100%	The Kroger Co. (2015/2040)	47,000	664	Land Estate	(1)	(1)

Seabrook TX	2004	100%	53,000	100%	100%	The Kroger Co. (2015/2040)	53,000	1,217	Land Estate	(1)	(1)

Sherman, TX (3)	2004	100%	46,000	100%	100%	The Kroger Co. (2010)	46,000	718	Land Estate	(1)	(1)

St. Louis, MO (3)	2004	100%	46,000	100%	100%	The Kroger Co. (2010)	46,000	865	Land Estate	(1)	(1)

Subtotal Retail			484,000					16,427		23,761	(1)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
December 31, 2009

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	% Leased	2009 Average Occupancy	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Office

Amherst, NY (2)	2005	100%	200,000	100%	100%	Ingram Micro Systems (2013/2023)	200,000	$17,534	Fee	$16,526	10/2013 5.65%

Andover, MA (4)	2005	100%	93,000	100%	100%	PAETEC Comm. (2022/2037)	93,000	4,808	Ground Lease	6,266	03/2011 6.6%

Chicago, IL (Ontario / Marc Realty)	2005	80%	126,000	88%	90%	The Gettys Group (2011/2016)	16,000	22,490	Fee	21,118	03/2016 5.75%
						River North Surgery (2015/ n/a)	15,000

Chicago, IL (River City / Marc Realty)	2007	60%	253,000	77%	72%	Bally Total Fitness (2011/2021)	55,000	12,989	Fee	9,300	03/2010 6%
						MCI d/b/a Verizon (2019/2023)	37,000

Houston, TX	2004	8%	614,000	100%	100%	Duke Energy (2018/2028)	614,000	61,604	Fee	63,869	04/2016 6.4%

Indianapolis, IN (Circle Tower)	1974	100%	111,000	86%	87%	No Tenants Over 10%	-	4,348	Fee	4,317	04/2015 5.82%

Lisle, IL	2006	100%	169,000	71%	78%	United Healthcare (2014/ n/a)	41,000	18,846	Fee	17,165	06/2016 6.26%
						IPSCO Enterprises (2010/2020)	22,000

Lisle, IL	2006	100%	67,000	93%	96%	T Systems, Inc. (2010/2015)	35,000	8,331	Fee	7,011	06/2016 6.26%
						ABM Janitorial MW (2012/2014)	11,000
						Zenith Insurance (2010/2013)	10,000

Lisle, IL (Marc Realty)	2006	60%	54,000	100%	100%	Ryerson (2018/2028)	54,000	3,757	Fee	5,600	03/2017 5.55%

Orlando, FL	2004	100%	256,000	100%	100%	Siemens Real Estate, Inc. (2017/2042)	256,000	15,075	Ground Lease	39,148	07/2017 6.4%

Plantation, FL	2004	100%	133,000	100%	100%	BellSouth (2010/2035)	133,000	7,790	Land Estate	(1)	(1)

South Burlington, VT (4)	2005	100%	56,000	100%	100%	Fairpoint Comm. (2014/2029)	56,000	2,790	Ground Lease	2,686	03/2011 6.6%

Subtotal - Office			2,132,000					180,362		193,006

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
December 31, 2009

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	% Leased	2009 Average Occupancy	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Other

Warehouse
Jacksonville, FL (4)	2004	100%	587,000	100%	55%	Football Fanatics (2015/2024)	558,000	10,207	Fee	(1)	(1)

Mixed Use
Churchill, PA	2004	100%	1,008,000	100%	100%	Viacom, Inc. (2010/2040)	1,008,000	10,813	Ground Lease	(1)	(1)

Subtotal - Other			1,595,000					21,020		(1)
Total Consolidated Properties			4,211,000					$217,809		$ 216,767

(1)     Our retail properties and our properties located in Churchill, PA, Plantation, FL, and Jacksonville, FL collateralized $23,761,000 of mortgage debt at an interest rate of LIBOR + 1.75% which matures in June 2010.  We have a one-year extension option.
(2)     Represents 2 separate buildings.  The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to these properties will vest in us.
(3)     The tenant has sent notification that they will not be exercising their renewal option upon expiration of current lease term.
(4)     Reflects leases signed in January 2010.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA
Year Ended December 31, 2009
Description and Location	Year Acquired	Trust’s Ownership	Rentable Sq Feet	% Leased	2009 Average Occupancy	Major Tenants (Lease /Options Expirations)	Major Tenants’ Sq. Feet.	($000's) Equity Investment Balance	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate

Marc Realty Portfolio - Equity Investments

8 South Michigan, Chicago, IL	2005	50%	174,000	95%	96%	No tenants over 10%	-	$6,859	Ground Lease	$4,113	08/2011 6.87%

11 East Adams, Chicago, IL	2005	49%	161,000	84%	84%	IL School of Health (2015/2020)	28,700	2,963	Fee	10,000	08/2011 Libor + 2%

29 East Madison, Chicago, IL	2005	50%	235,000	95%	89%	Computer Systems Institute (2020/2030)	25,000	7,750	Fee	11,734	05/2013 5.20%

30 North Michigan, Chicago, IL	2005	50%	221,000	92%	93%	No tenants over 10%	-	11,881	Fee	13,448	08/2014 5.99%

223 West Jackson, Chicago, IL	2005	50%	168,000	85%	91%	Intertrack Partners (2010/2017)	27,400	7,346	Fee	8,203	06/2012 6.92%

4415 West Harrison, Hillside, IL	2005	50%	192,000	77%	79%	North American Medical Mgmt (2015/2020)	21,200	5,986	Fee	5,126	12/2017 5.62%

2000-60 Algonquin, Shaumburg, IL	2005	50%	101,000	51%	55%	Landmark Merchant (2010/2011)	10,300	1,536	Fee	(2)	04/2010 Libor + 2%

1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	82%	85%	No tenants over 10%	-	1,582	Fee	10,489	05/2011 5.73%

2720 River Rd, Des Plains, IL	2005	50%	108,000	77%	80%	No tenants over 10%	-	4,075	Fee	2,720	10/2012 6.095%

3701 Algonquin, Rolling Meadows IL	2005	50%	193,000	76%	83%	ISACA (2018/2024)	23,400	2,827	Fee	10,527	04/2010 Libor + 2%
						Relational Funding (2013/ n/a)	19,900

2205-55 Enterprise, Westchester, IL	2005	50%	130,000	95%	91%	Consumer Portfolio (2014/2019)	18,900	3,094	Fee	(2)	04/2010 Libor + 2%

900-910 Skokie, Northbrook, IL	2005	50%	119,000	80%	78%	MIT Financial Group (2016/ n/a)	12,600	1,661	Fee	5,509	02/2011 Libor + 2%

Subtotal - Marc Realty Portfolio			1,977,000					57,560		94,969

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA (Continued)
Year Ended December 31, 2009

Description and Location	Year Acquired	Trust’s Ownership	Rentable Sq Feet	% Leased	2009 Average Occupancy	Major Tenants (Lease /Options Expirations)	Major Tenants’ Sq. Feet.	($000's) Equity Investment Balance	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate

Sealy Venture Properties - Equity Investments

Atlanta, GA (3) (Newmarket)	2006	60%	472,000	73%	81%	Original Mattress (2020/2025)	57,000	$3,189	Fee	$28,750	01/2012 5.7%

Atlanta, GA (4) (Northwest Atlanta)	2008	68%	470,000	78%	81%	Alere Health (2011/ n/a)	76,000	7,840	Fee	37,000	11/2016 6.12%
						West Asset Mgmnt (2010 / n/a)	54,000

Nashville, TN (5) (Airpark)	2007	50%	1,155,000	86%	88%	No tenants over 10%	-	4,618	Fee	74,000	05/2012 5.77%

Subtotal - Sealy Venture Properties			2,097,000					15,647

Total Equity Investment Properties			4,074,000					$ 73,202

(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2)  Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $13,100,000  which is included in total Debt Balance.
(3) Equity investment in Sealy Newmarket  consists of six flex/office campus style properties
(4)  Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties
(5) Equity investmnet in Sealy Airpark consists of 13 light distribution and service center properties.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - OPERATING SUMMARY
Year Ended December 31, 2009
(in thousands, except for Number of Properties and Square Footage)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impair-ment (2)	Depreciation & Amortization	(Income)Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)

100% Owned Consolidated Properties
Retail	100%	10	484,000	$2,299	$3	$-	$2,296	$-	$-	$258	$-	$2,038
Office	100%	8	1,211,000	16,004	3,115	701	12,188	6,018	-	4,799	-	1,371
Other	100%	2	1,595,000	4,208	617	198	3,393	-	10,000	828	-	(7,435)
		20	3,290,000	22,511	3,735	899	17,877	6,018	10,000	5,885	-	(4,026)
Partially Owned Consolidated Properties										14,221
Chicago, IL (Ontario/Marc Realty)	80%	1	126,000	5,212	1,421	838	2,953	1,251		1,094	(122)	486
Chicago, IL (River City/Marc Realty)	60%	1	253,000	4,204	1,543	696	1,965	588		864	(205)	308
Houston, TX (Multiple LP's)	8%	1	614,000	7,860	13	-	7,847	4,203		2,791	(708)	145
Lisle, IL (Marc Realty)	60%	1	54,000	818	331	109	378	328		145	37	(58)
		4	921,000	18,094	3,308	1,643	13,143	6,370	-	4,894	(998)	881
KeyBank mortgage loan interest expense (3)		-	-	-	-	-	-	1,387	-	-	-	(1,387)
Total Consolidated Properties		24	4,211,000	$40,605	$7,043	$2,542	$31,020	$13,775	$10,000	$10,779	$(998)	$(4,532)
Series B-1 Preferred interest expense (4)								2,460			-
Other								429			(19)
Total								$16,664			$(1,017)

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 18 of the supplemental package.
(2) Represents impairment charge taken against carrying value of the Churchill, PA property.
(3) Represents interest expense on a mortgage loan made by KeyBank collateralized by our retail properties, our Churchill, PA, Orlando, FL, and Plantation, FL properties.
(4) Represents interest expense on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - OPERATING SUMMARY
Year Ended December 31, 2009
(in thousands, except for Number of Properties and Square Footage)

Venture	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (3)	Interest Expense	Other Income (Expense)	Depreciation & Amortization	Net Income / (Loss) from Equity Investments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio (1)	12	1,977,000	20,179	9,279	2,847	8,053	2,284	(175)	4,740	854	425

Sealy Venture Portfolio	3	2,097,000	17,246	3,765	1,758	11,723	8,345	(157)	7,110	(3,889)	(2,204)

Total Equity Investment Properties	15	4,074,000	$37,425	$13,044	$4,605	$19,776	$10,629	$(332)	$11,850	$(3,035)	(1,779)

Amortization of Marc Realty Portfolio basis differential (2)											(144)
Impairment of Marc Realty Portfolio equity investment											(2,500)
Lex-Win Concord											(98,574)
Lex-Win Acquisition											(95)
Equity in loss of equity investments											$(103,092)

(1) Operations for the Marc Realty Portfolio are for the period from July 1, 2009 through December 31, 2009 which is the period during which the Trust accounted for these investments using the equity method.
(2)  This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.
(3) See definition of Net Operating Income on page 18 of the supplemental package.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET LOSS ATTRIBUTABLE TO COMMON SHARES
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

NOI from consolidated properties (1), (4)	7,435	8,445	31,020	32,892

Less:
Interest expense	(3,377)	(3,519)	(13,775)	(14,289)
Depreciation and amortization	(2,647)	(2,942)	(10,779)	(11,766)
Impairment loss on investments in real estate	(10,000)	(2,100)	(10,000)	(2,100)
Income attributable to non-controlling interest	(366)	(219)	(998)	(483)
WRT share of loss from consolidated properties (2), (4)	(8,955)	(335)	(4,532)	4,254

Equity in loss of equity investments (3)	(2,891)	(53,112)	(103,092)	(69,310)

Add:
Interest and dividend income	874	1,186	7,336	2,448
Gain on sale of available for sale securities	-	-	-	1,580
Gain on sale of mortgage-backed securities	-	-	-	454
Gain on sale of securities carried at fair value	2,142	-	5,416	-
Gain on sale of other assets	-	-	-	24
Gain on early extinguishment of debt	1,164	6,284	6,846	6,284
Unrealized gain on securities carried at fair value	3,852	24	17,862	24
Interest income	27	245	172	1,670
State and local tax refunds	54	-	-	-
Other income	-	499	-	499
Income from discontinued operations	566	1,767	476	1,819

Less:
Series B-1 Preferred interest expense	(474)	(1,000)	(2,460)	(5,931)
Loss from preferred equity investment	-	(4,163)	(2,108)	(1,645)
Impairment loss on available for sale securities	-	-	-	(207)
Provision for loss on loan receivable	-	(1,179)	(2,152)	(1,179)
General and administrative	(2,166)	(1,768)	(7,303)	(6,887)
State and local tax expense	-	(95)	(157)	(330)
Loss on sale of available for sale securities	-	(449)	-	-
Unrealized loss on available for sale loans	-	-	(203)	-
Interest expense - other	(68)	(564)	(429)	(1,743)
Non-controlling interest	-	-	(19)	-
Income attributable to non-controlling redeemable
Series C preferred interest	(147)	-	(147)	-
Net loss attributable to Common Shares	$(6,022)	$(52,660)	$(84,494)	$(68,176)

(1) See detail on Page 9 of the supplemental package.
(2) See detail for the year ended December 31. 2009 on Page 15 of the supplemental package.
(3) See detail for the year ended December 31. 2009 on Page 16 of the supplemental package.
(4) See definitions for non-GAAP measures on page 18 of the supplemental package.

WINTHROP REALTY TRUST
DEFINITIONS

Funds From Operations (FFO):

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance.

Net Operating Income (NOI):

Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties:

Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Investor Information

Transfer Agent	Investor Relations

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor

Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746
Research Coverage

Analyst	Firm	Contact Information

David M. Fick, CPA	Stifel Nicolaus	(443) 224-1308 dfick@stifel.com

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jeffrey S. Langbaum	Barclays Capital	(212) 526-0971 jeffrey.langbaum@barcap.com